          BAIRD/
          FUNDS





          ANNUAL REPORT
          ----------------------------
          December 31, 2000


          Baird Horizon Growth Fund

          Baird MidCap Fund

                               TABLE OF CONTENTS

SHAREHOLDER LETTER..........................................    2
2000 STOCK MARKET COMMENTARY................................    3
BAIRD HORIZON GROWTH FUND...................................    6
BAIRD MIDCAP FUND...........................................   12
STATEMENTS OF ASSETS AND LIABILITIES........................   16
STATEMENTS OF OPERATIONS....................................   17
STATEMENTS OF CHANGES IN NET ASSETS.........................   18
FINANCIAL HIGHLIGHTS........................................   20
NOTES TO FINANCIAL STATEMENTS...............................   22
REPORT OF INDEPENDENT ACCOUNTANTS...........................   29

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Dear Shareholders,

We would like to thank you for investing in the Baird Funds. The early months of a mutual fund complex are crucial ones, and I am pleased to report to you that our first three months have been successful. Each of the Funds in operation during the full fourth quarter of 2000 outperformed its benchmark and, as of December 31, 2000, assets in the Baird Funds exceeded $100 million. In this Annual Report we review the market in 2000 and the performance and composition of each of the equity funds. We hope that you will find this report both informative and helpful in achieving your investment goals.

With a good start behind us, we look forward to continued mutual success and greatly appreciate the opportunity to serve your investment needs. Thank you again for your support and for choosing Baird Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2000 STOCK MARKET COMMENTARY
--------------------------------------------------------------------------------

Investors dramatically shifted focus in 2000; they fled riskier, speculative investments and flocked to companies with superior fundamentals. Corporate profit growth slowed under pressure from rising energy costs and a more cautious, debt-strapped consumer. Sluggish consumer spending and slower growth in information technology investment led to the sharpest downward revisions of economic forecasts in nearly a decade. While "New Economy" irrationalities gave way, at least in part, to "Old Economy" realities, Baird Investment Management's clients enjoyed some of the best relative performance in years.

The market decimated Internet and other high-flying technology issues as the Nasdaq Composite declined 39.3%, its worst annual return since its inception in 1971. Broader indices sustained significant damage as well. The Standard & Poor's 500 Index ended the year losing 9.1%, its most severe setback since 1977. Ironically the best performing S&P 500 sectors in 1998 and 1999 suffered the sharpest declines in 2000. Communication Services (-40.5%), followed closely by Technology (-39.7%) led underperforming groups. In 1999, when the S&P 500 provided a return of nearly 20%, more than fifty percent of the 500 stocks fell in value. However, of the 444 issues in the index at the beginning of this year, 294 earned positive returns in 2000. Thus, on a positive note, market breadth improved appreciably in 2000. The table below shows the performance of the S&P 500 sectors for both 1999 and 2000.

PRICE CHANGE

-------------------------------------------------------------------------------
S&P 500 Sector                                           2000         1999
-------------------------------------------------------------------------------
 Utilities                                               54.6%       -12.5%
 Health Care                                             35.0%        -9.3%
 Financials                                              24.5%         2.2%
 Transportation                                          17.7%       -10.7%
 Energy                                                  13.4%        15.9%
 Consumer Staples                                         4.0%        -7.5%
 Capital Goods                                           -3.2%        26.4%
 Basic Materials                                        -13.6%        24.0%
 Consumer Cyclicals                                     -19.7%        21.0%
 Technology                                             -39.7%        74.8%
 Communication Services                                 -40.5%        17.4%
-------------------------------------------------------------------------------
Source: Baseline

Corporate profits acted as a culprit in the difficult market environment last year. Profit gains for the S&P 500 companies slowed dramatically as the year unfolded, from 18% in the first quarter to an estimated 0% to 3% in the final three months. Companies that failed to achieve anticipated earnings targets saw their stocks experience sharp price declines. Economists expect profits will increase only 3% to 10% in 2001, although several strategists have recently revised their forecasts downward. Higher energy costs, limited pricing flexibility, and slowing sales caused by a retrenching consumer should curb corporate profit growth.

Anemic holiday spending suggests the consumer became much more cautious. The Conference Board's consumer confidence index shed 14 points between September and December, now at a two-year low. Declining confidence readings may portend weaker consumer spending growth in 2001. Economists expect growth to decelerate in the new year, with only 1.0% to 1.5% GDP growth in the first quarter. They anticipate a gradual improvement throughout the remainder of the year resulting in a 2.0% to 3.0% increase in GDP for the full year. A few individual economists project a contraction in economic activity early in 2001.

Higher levels of corporate and personal debt represent another possible constraint on economic activity in the coming year. Currently, non-financial corporations maintain, on average, long-term debt outstanding equal to nearly 24% of total assets. The previous peak of 23% occurred in 1990, prior to the last recession. In addition, household debt service as a percentage of disposable personal income moved above the zenith reached in 1990. These increased debt levels provided the stimulus to consumer demand and capital investment that allowed the economy to grow so rapidly. If personal income and corporate profit growth continue to slow, corporations and individuals may have trouble repaying this debt.

The risks of a more significant slowdown have definitely increased. Still, productivity is advancing at above-average rates and inflation remains low. The reported federal budget surplus is, in relation to GDP, the largest in 50 years. These factors give both the Federal Reserve and the federal government some flexibility to stimulate the economy. The Fed, having just recently reduced the target for the federal funds rate by 100 basis points, has signaled its intention to move aggressively if additional evidence of a slowing economy surfaces. President George Bush promised to ease the tax burden with an across-the-board tax cut. Thus, both monetary and fiscal policy could potentially act as stimulants to the economy this year.

The difficult market environment of the past year purged a significant amount of speculative excess that characterized the late 1999 and early 2000 period. We believe this correction is a healthy development. We expect investors will return to a longer-term investment time horizon and that the market should continue to reward our emphasis on quality, diversification and control of risk. We have positioned our clients' assets to capitalize on this environment. In recent months, we have increased exposure to higher growth rate companies to take advantage of more attractive valuations. We believe that the worst of the market correction is over, and that investors may well be pleasantly surprised by market trends later in the year.

BAIRD EQUITY FUNDS INVESTMENT MANAGEMENT TEAM
Robinson Bosworth III, Managing Director and Senior Portfolio Manager
J. Bary Morgan, CFA, Managing Director and Senior Portfolio Manager
David W. Bowman, CFA, Senior Vice President and Senior Portfolio Manager Charles F. Severson, CFA, Senior Vice President and Senior Portfolio Manager Joel D. Vrabel, CFA, Senior Vice President and Senior Portfolio Manager

                      (This page intentionally left blank)

BAIRD HORIZON GROWTH FUND
--------------------------------------------------------------------------------
DECEMBER 31, 2000

The investment objective of the Baird Horizon Growth Fund is to seek long-term growth of capital. Dividend income is a secondary consideration. To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its total assets in the equity securities of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization in excess of $5 billion at the time of investment.

The Baird Horizon Growth Fund produced strong relative performance in its first three months of operation. A more spirited decline in the broad market, particularly technology issues, led investors to embrace high-quality, consistent growth companies. As a result, our emphasis on quality, proven growth, and diversification helped the Fund to outpace its benchmark by a significant margin. We used this period of persistent market weakness to increase exposure to higher earnings growth companies at attractive valuations caused by intense tax-loss selling of shares.

A December 31, 2000 summary of the Fund's top 10 holdings and equity sector analysis compared to the Standard & Poor's 500 Index is shown below.

TOP 10 HOLDINGS***

Medtronic                      5.2%
American Intl Group            4.2%
Merck & Co                     4.2%
General Electric               3.5%
Johnson & Johnson              3.5%
Home Depot                     3.5%
Fifth Third Bancorp            3.3%
Kohl's Corp                    3.3%
Automatic Data
  Processing                   3.3%
Cardinal Health                3.2%

* As of 12/31/00, based on equity sector values.

EQUITY SECTOR ANALYSIS*
[BAR CHART]

                                                                       HORIZON GROWTH                        S&P 500
                                                                       --------------                        -------
Basic Materials                                                             0.00                               2.40
Capital Goods                                                               9.40                               8.90
Communication Services                                                      2.60                               5.50
Consumer Cyclicals                                                         12.50                               7.60
Consumer Staples                                                           11.50                              11.30
Energy                                                                      2.40                               6.40
Financials                                                                 12.90                              17.30
Health Care                                                                21.30                              14.00
Technology                                                                 27.40                              22.00
Transportation                                                              0.00                               0.70
Utilities                                                                   0.00                               3.90

NET ASSETS:                       $9,665,625
PORTFOLIO TURNOVER RATIO:              4.38%
NUMBER OF EQUITY HOLDINGS:                39
PORTFOLIO EXPENSE RATIO:
INSTITUTIONAL CLASS:                   0.75%
INVESTOR CLASS:                        1.00%**
** Includes 0.25% 12b-1 fee

*** The Fund's portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
                BAIRD HORIZON GROWTH FUND -- INSTITUTIONAL CLASS
[LINE CHART]             VALUE OF A $10,000 INVESTMENT

                                                                BAIRD HORIZON GROWTH FUND -
                                                                 INSTITUTIONAL CLASS SHARES               S&P 500 INDEX
                                                                ---------------------------               -------------
Sep-00                                                                   10000                                10000
Oct-00                                                                   10050                                 9958
Nov-00                                                                    9550                                 9173
Dec-00                                                                    9585                                 9218

                  BAIRD HORIZON GROWTH FUND -- INVESTOR CLASS
[LINE CHART]             VALUE OF A $10,000 INVESTMENT

                                                                BAIRD HORIZON GROWTH FUND -
                                                                   INVESTOR CLASS SHARES                  S&P 500 INDEX
                                                                ---------------------------               -------------
Sep-00                                                                   10000                              10000
Oct-00                                                                   10040                               9958
Nov-00                                                                    9540                               9173
Dec-00                                                                    9572                               9218

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------

                           BAIRD HORIZON GROWTH FUND

TOTAL RETURNS

-------------------------------------------------------------------------------
September 29, 2000(1) through December 31, 2000             Since Inception
-------------------------------------------------------------------------------
 Baird Horizon Growth Fund -- Institutional Class Shares        -4.15%
 Baird Horizon Growth Fund -- Investor Class Shares             -4.28%
 S&P 500 Index*                                                 -7.82%
-------------------------------------------------------------------------------

       (1) Commencement of operations.

       (*) The S&P 500 Index is an unmanaged index of 500 selected Common
           Stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. A direct investment in an index is not possible.

       THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS FOR THE PERIOD SEPTEMBER 29, 2000 THROUGH DECEMBER 31, 2000. THE RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES.

       GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00) ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

       PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BAIRD HORIZON GROWTH FUND
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS    DECEMBER 31, 2000

                                            Market
 Shares                                     Value
----------------------------------------------------
 COMMON STOCKS -- 96.5%
BANKS -- 6.1%
   5,200    Fifth Third Bancorp           $  310,700
   5,000    Wells Fargo & Company            278,438
                                          ----------
                                             589,138
                                          ----------
BIOTECHNOLOGY -- 2.4%
   3,600    Amgen, Inc.*                     230,175
                                          ----------

COMPUTERS -- 11.0%
   6,000    Cisco Systems, Inc.*             229,500
   3,900    EMC Corporation*                 259,350
   2,400    Hewlett-Packard Company           75,750
            International Business
   2,700      Machines Corporation           229,500
   3,300    Microsoft Corporation*           143,137
   4,500    Sun Microsystems, Inc.*          125,437
                                          ----------
                                           1,062,674
                                          ----------
DISTRIBUTORS -- 3.1%
   3,000    Cardinal Health, Inc.            298,875
                                          ----------
ELECTRICAL EQUIPMENT -- 7.3%
   3,100    Emerson Electric Company         244,318
   6,800    General Electric Company         325,975
   5,200    Molex, Inc. Class A              132,275
                                          ----------
                                             702,568
                                          ----------

ELECTRONICS -- 7.3%
   6,900    Intel Corporation                207,431
   6,400    Nokia Oyj-ADR F                  278,400
   4,600    Texas Instruments, Inc.          217,925
                                          ----------
                                             703,756
                                          ----------

EQUIPMENT -- 1.3%
   3,300    Applied Materials, Inc.*         126,019
                                          ----------
FINANCIAL -- 2.3%
   4,300    Citigroup, Inc.                  219,569
                                          ----------

                                            Market
 Shares                                     Value
----------------------------------------------------

HEALTH CARE -- 18.2%
   3,100    Eli Lilly and Company         $  288,494
   3,100    Johnson & Johnson                325,693
   8,100    Medtronic, Inc.                  489,038
   4,200    Merck & Company, Inc.            393,225
   5,700    Pfizer, Inc.                     262,200
                                          ----------
                                           1,758,650
                                          ----------

HOUSEHOLD PRODUCTS -- 5.0%
   3,200    Colgate-Palmolive Company        206,560
   4,000    Kimberly-Clark Corporation       282,760
                                          ----------
                                             489,320
                                          ----------

INSURANCE -- 4.1%
            American International
   4,000      Group, Inc.,                   394,250
                                          ----------

MANUFACTURING -- 1.8%
   3,200    Tyco International, Ltd. F       177,600
                                          ----------

OIL & GAS -- 2.3%
   2,800    Schlumberger, Ltd.               223,825
                                          ----------

RETAIL -- 15.0%
   4,200    Best Buy Company, Inc.*          124,163
   2,600    Fastenal Company                 142,675
   7,100    Home Depot, Inc.                 324,381
   5,000    Kohl's Corporation*              305,000
   6,900    Walgreen Company                 288,506
   5,000    Wal-Mart Stores, Inc.            265,625
                                          ----------
                                           1,450,350
                                          ----------

SERVICES -- 6.8%
            Automatic Data Processing,
   4,800      Inc.                           303,900
   4,900    Fiserv, Inc.*                    232,444
   2,600    Paychex, Inc.                    126,425
                                          ----------
                                             662,769
                                          ----------

                     See notes to the financial statements

BAIRD HORIZON GROWTH FUND
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS    DECEMBER 31, 2000

                                            Market
 Shares                                     Value
----------------------------------------------------
COMMON STOCKS -- 96.5% (CONT.)
 TELECOMMUNICATIONS -- 2.5%
   4,700    Vodafone Group PLC-ADR F      $  168,319
   5,000    WorldCom, Inc.*                   70,313
                                          ----------
                                             238,632
                                          ----------
            Total Common Stock (Cost
              $9,672,100)                  9,328,170
                                          ----------
Principal                                  Market
 Amount                                     Value
----------------------------------------------------
 SHORT-TERM INVESTMENTS -- 3.6%
VARIABLE RATE DEMAND NOTES(#) -- 3.6%
            American Family Financial
$184,728      Services, Inc., 6.2%        $  184,728
   8,785    Sara Lee Corporation, 6.2%         8,785
            Wisconsin Corporation
  39,395      Central Credit Union, 6.3%      39,395
            Wisconsin Electric Power
 115,405      Company, 6.2%                  115,405
                                          ----------
            Total Short-Term Investments
              (Cost $348,313)                348,313
                                          ----------
            Total Investments (Cost
              $10,020,413) 100.1%          9,676,483
                                          ----------
            Liabilities, Less Other
              Assets -- (0.1)%               (10,858)
                                          ----------
            TOTAL NET ASSETS 100.0%       $9,665,625
                                          ==========

ADR -- American Depository Receipt
* Non Income Producing
F Foreign
(#) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2000.

                     See notes to the financial statements

                      (This page intentionally left blank)

BAIRD MIDCAP FUND
--------------------------------------------------------------------------------
DECEMBER 31, 2000

The investment objective of the Baird MidCap Fund is to seek long-term growth of capital. To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of it total assets in the equity securities of mid-capitalization companies. Mid-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the Standard & Poor's MidCap Index at the time of investment.

The Baird MidCap Fund was initiated on December 29, 2000. The medium capitalization segment rewarded investors in 2000 with a total return of +17.5%, as measured by the Standard & Poor's MidCap 400 Index. This strong performance occurred because investors were seeking predictable, consistent growth companies at attractive valuations. They found these companies in the mid-cap sector, where valuations at the beginning of 2000 were lower than those of the larger companies.

A December 31, 2000 summary of the Fund's top 10 holdings and equity sector analysis compared to the Standard & Poor's MidCap Index is shown below.

TOP 10 HOLDINGS***

Concord EFS                    3.9%
Biomet Inc                     3.5%
Bed Bath & Beyond              3.4%
Danaher Corp                   3.4%
Starbucks Corp                 3.1%
Manpower Inc                   3.1%
King Pharmaceuticals           3.0%
Express Scripts                3.0%
Family Dollar Stores           3.0%
Apache Corp                    2.9%

* As of 12/31/00, based on equity sector values.

EQUITY SECTOR ANALYSIS*
[BAR CHART]

                                                                          MID CAP                            S&P 400
                                                                          -------                            -------
Basic Materials                                                             0.00                               3.70
Capital Goods                                                              12.20                               5.00
Communication Services                                                      0.00                               1.70
Consumer Cyclicals                                                         21.00                              14.00
Consumer Staples                                                            5.50                               7.50
Energy                                                                      7.40                               7.30
Financials                                                                 11.10                              15.30
Health Care                                                                17.50                              12.00
Technology                                                                 22.40                              20.70
Transportation                                                              1.60                               2.00
Utilities                                                                   0.00                               7.90

NET ASSETS:                       $7,853,238
PORTFOLIO TURNOVER RATIO:                 0%
NUMBER OF EQUITY HOLDINGS:                40
PORTFOLIO EXPENSE RATIO:
INSTITUTIONAL CLASS:                   1.25%
INVESTOR CLASS:                        1.50%**
** Includes 0.25% 12b-1 fee

*** The Fund's portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------

                               BAIRD MIDCAP FUND

TOTAL RETURNS

-------------------------------------------------------------------------------
December 29, 2000(1) through December 31, 2000              Since Inception
-------------------------------------------------------------------------------
 Baird MidCap Fund -- Institutional Class Shares                -3.00%
 Baird MidCap Fund -- Investor Class Shares                     -3.00%
 S&P MidCap 400 Index*                                          -1.84%
-------------------------------------------------------------------------------

       (1) Commencement of operations.

       * The S&P MidCap 400 Index is an unmanaged capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million. A direct investment in an index is not possible.

       THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS FOR THE PERIOD DECEMBER 29, 2000 THROUGH DECEMBER 31, 2000. THE RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES.

       GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (12/29/00) ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

       PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BAIRD MIDCAP FUND
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS    DECEMBER 31, 2000

                                           Market
Shares                                     Value
---------------------------------------------------
COMMON STOCKS -- 89.7%
AIR FREIGHT -- 1.4%
 4,744   EGL, Inc.*                      $  113,559
                                         ----------

BANKS -- 3.6%
 2,255   Wilmington Trust Corporation       139,951
 2,255   Zions Bancorporation               140,797
                                         ----------
                                            280,748
                                         ----------
COMMUNICATIONS EQUIPMENT -- 4.2%
 8,693   ADC Telecommunications, Inc.*      157,561
 7,825   Andrew Corporation*                170,194
                                         ----------
                                            327,755
                                         ----------
COMPUTERS -- 1.5%
 1,586   Macrovision Corporation*           117,389
                                         ----------
DISTRIBUTORS -- 2.2%
 5,000   Patterson Dental Company*          169,375
                                         ----------

ELECTRICAL EQUIPMENT -- 5.9%
 3,475   Black Box Corporation*             167,886
 5,873   Molex, Inc. Class A                149,394
 4,890   Plexus Corp.*                      148,610
                                         ----------
                                            465,890
                                         ----------

ELECTRONICS -- 3.6%
         Maxim Integrated Products,
 3,015     Inc.*                            144,155
 6,388   Microchip Technology, Inc.*        140,137
                                         ----------
                                            284,292
                                         ----------
EQUIPMENT -- 1.9%
 4,182   Novellus Systems, Inc.*            150,291
                                         ----------

                                           Market
Shares                                     Value
---------------------------------------------------
HEALTH CARE -- 13.1%
 6,195   Biomet, Inc.                    $  245,864
 2,071   Express Scripts, Inc.*             211,760
 1,193   Forest Laboratories, Inc.*         158,520
 4,129   King Pharmaceuticals, Inc.*        213,418
         Medicis Pharmaceutical
 3,422     Corporation*                     202,326
                                         ----------
                                          1,031,888
                                         ----------

INVESTMENT BANKING/BROKERAGE -- 2.0%
 2,819   Legg Mason, Inc.                   153,635
                                         ----------

INVESTMENT MANAGEMENT -- 2.6%
 4,851   T. Rowe Price Group Inc.           205,030
                                         ----------

LEISURE TIME -- 1.7%
 3,330   Harley-Davidson, Inc.              132,367
                                         ----------

MANUFACTURING -- 5.0%
 3,474   Danaher Corporation                237,535
 6,174   Jabil Circuit, Inc.*               156,665
                                         ----------
                                            394,200
                                         ----------

OIL & GAS -- 6.7%
 2,949   Apache Corporation                 206,614
 2,530   BJ Services Company*               174,254
 1,928   Smith International, Inc.*         143,756
                                         ----------
                                            524,624
                                         ----------

PHARMACEUTICALS AND BIOTECHNOLOGY -- 2.5%
 4,260   Elan Corporation PLC-ADR* F        199,421
                                         ----------

PHOTOGRAPHY/IMAGING -- 1.9%
         Zebra Technologies
 3,632     Corporation*                     148,174
                                         ----------

RESTAURANTS -- 2.8%
 4,928   Starbucks Corporation*             218,064
                                         ----------

                       See notes to financial statements

BAIRD MIDCAP FUND
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS    DECEMBER 31, 2000

                                           Market
Shares                                     Value
---------------------------------------------------
COMMON STOCKS -- 89.7% (CONT.)
RETAIL -- 8.3%
10,775   Bed Bath & Beyond, Inc.*        $  241,091
 9,832   Family Dollar Stores, Inc.         210,774
 3,239   Kohl's Corporation*                197,579
                                         ----------
                                            649,444
                                         ----------

SAVINGS & LOAN COMPANIES -- 1.8%
 4,812   Charter One Financial, Inc.        138,946
                                         ----------

                                           Market
Shares                                     Value
---------------------------------------------------
SERVICES -- 17.0%
         Catalina Marketing
 5,112     Corporation*                  $  199,048
 2,884   Cintas Corporation                 153,393
 6,226   Concord EFS, Inc.*                 273,555
 3,159   Fiserv, Inc.*                      149,855
 5,702   Manpower Inc.                      216,676
 3,258   Paychex, Inc.                      158,420
         Robert Half International
 7,080     Inc.*                            187,620
                                         ----------
                                          1,338,567
                                         ----------
         Total Common Stocks (Cost
           $7,289,615)                    7,043,659
                                         ----------
         Other Assets, Less
           Liabilities -- 10.3%             809,579
                                         ----------
         TOTAL NET ASSETS 100.0%         $7,853,238
                                         ==========

ADR -- American Depository Receipt
* Non Income Producing
F Foreign

                       See notes to financial statements

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES    DECEMBER 31, 2000

                                                               Baird Horizon    Baird MidCap
                                                                Growth Fund         Fund
                                                               -----------------------------
ASSETS:
  Investments, at value                                         $ 9,676,483     $ 7,043,659
     (cost $10,020,413, $7,289,615 respectively)
  Interest receivable                                                 8,960              --
  Receivable for fund shares sold                                        --       8,100,000
  Receivable from advisor                                            14,835             487
                                                                -----------     -----------
  Total assets                                                    9,700,278      15,144,146
                                                                -----------     -----------

LIABILITIES:
  Payable for securities purchased                                       --       7,289,615
  Accrued expenses and other liabilities                             34,653           1,293
                                                                -----------     -----------
  Total liabilities                                                  34,653       7,290,908
                                                                -----------     -----------
NET ASSETS                                                      $ 9,665,625     $ 7,853,238
                                                                ===========     ===========

NET ASSETS CONSIST OF:
  Capital stock                                                 $10,071,152     $ 8,099,194
  Accumulated net realized loss on investments sold                 (61,597)             --
  Net unrealized depreciation on investments                       (343,930)       (245,956)
                                                                -----------     -----------
NET ASSETS                                                      $ 9,665,625     $ 7,853,238
                                                                ===========     ===========

INSTITUTIONAL CLASS SHARES
  Net Assets                                                    $ 9,623,337     $ 7,853,228
  Shares outstanding ($0.01 par value unlimited shares
     authorized)                                                  1,004,615         809,999
  Net asset value, offering and redemption price per share      $      9.58     $      9.70
                                                                ===========     ===========

INVESTOR CLASS SHARES
  Net Assets                                                    $    42,288     $        10
  Shares outstanding ($0.01 par value unlimited shares
     authorized)                                                      4,421               1
  Net asset value, offering and redemption price per
     share(1)                                                   $      9.57     $      9.70
                                                                ===========     ===========

(1) Amounts may not recalculate due to rounding.

                     See notes to the financial statements

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                             Baird Horizon Growth Fund     Baird MidCap Fund
                                             -------------------------------------------------
                                               September 29, 2000(1)      December 29, 2000(1)
                                                      through                   through
                                                 December 31, 2000         December 31, 2000
                                             -------------------------------------------------
INVESTMENT INCOME:
  Dividend income                                    $  15,416                 $      --
  Interest income                                        7,862                        --
                                                     ---------                 ---------
  Total investment income                               23,278                        --
                                                     ---------                 ---------

EXPENSES:
  Administration fee                                     9,400                       300
  Shareholder servicing fees                             7,144                       228
  Fund accounting fees                                   7,990                       255
  Professional fees                                      7,990                       210
  Investment advisory fee                               15,536                       499
  Federal and state registration                        14,382                       123
  Custody expense                                        1,880                        60
  Directors fee                                          4,512                        54
  Miscellaneous fee                                      1,316                        42
  Reports to shareholders                                  188                        21
  Distribution fee -- Investor Class
     Shares                                                 20                        --
                                                     ---------                 ---------
                                                        70,358                     1,792
  Expense reimbursement by advisor                     (50,141)                     (986)
                                                     ---------                 ---------
  Total expenses                                        20,217                       806
                                                     ---------                 ---------
NET INVESTMENT INCOME (LOSS)                             3,061                      (806)
                                                     ---------                 ---------

REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Realized loss on investments                         (59,283)                       --
  Change in unrealized appreciation
     (depreciation) on investments                    (343,930)                 (245,956)
                                                     ---------                 ---------
  Net realized and unrealized loss on
     investments                                      (403,213)                 (245,956)
                                                     ---------                 ---------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                         $(400,152)                $(246,762)
                                                     =========                 =========

(1) Commencement of operations.

                     See notes to the financial statements

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                Baird Horizon Growth Fund
                                                                -------------------------
                                                                  September 29, 2000(1)
                                                                         through
                                                                    December 31, 2000
                                                                -------------------------
OPERATIONS:
  Net investment income                                                $     3,061
  Net realized loss on investments                                         (59,283)
  Change in unrealized appreciation (depreciation) on
     investments                                                          (343,930)
                                                                       -----------
  Net decrease in net assets resulting from operations                    (400,152)
                                                                       -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                             11,357,250
  Shares issued to holders in reinvestment of dividends                      5,404
  Cost of shares redeemed                                               (1,316,473)
                                                                       -----------
  Net increase in net assets resulting from capital share
     transactions                                                       10,046,181
                                                                       -----------

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHARES SHAREHOLDERS:
  From net investment income                                                (3,090)
  From realized gains                                                       (2,304)
                                                                       -----------
                                                                            (5,394)
                                                                       -----------

DISTRIBUTIONS TO INVESTOR CLASS SHARES SHAREHOLDERS:
  From net investment income                                                    --
  From realized gains                                                          (10)
                                                                       -----------
                                                                               (10)
                                                                       -----------
TOTAL INCREASE IN NET ASSETS                                             9,640,625

NET ASSETS:
  Beginning of period                                                       25,000
                                                                       -----------
  End of period                                                        $ 9,665,625
                                                                       ===========

(1) Commencement of operations.

                     See notes to the financial statements

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                 Baird MidCap Fund
                                                                --------------------
                                                                December 29, 2000(1)
                                                                      through
                                                                 December 31, 2000
                                                                --------------------
OPERATIONS:
  Net investment loss                                                $     (806)
  Net realized gain on investments                                           --
  Change in unrealized appreciation (depreciation) on
     investments                                                       (245,956)
                                                                     ----------
  Net decrease in net assets resulting from operations                 (246,762)
                                                                     ----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                           8,100,000
  Shares issued to holders in reinvestment of dividends                      --
  Cost of shares redeemed                                                    --
                                                                     ----------
  Net increase in net assets resulting from capital share
     transactions                                                     8,100,000
                                                                     ----------

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHARES SHAREHOLDERS:
  From net investment income                                                 --
  From realized gains                                                        --
                                                                     ----------
                                                                             --
                                                                     ----------

DISTRIBUTIONS TO INVESTOR CLASS SHARES SHAREHOLDERS:
  From net investment income                                                 --
  From realized gains                                                        --
                                                                     ----------
                                                                             --
                                                                     ----------
TOTAL INCREASE IN NET ASSETS                                          7,853,238

NET ASSETS:
  Beginning of period                                                        --
                                                                     ----------
  End of period                                                      $7,853,238
                                                                     ==========

(1) Commencement of operations.

                       See notes to financial statements

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                            Baird Horizon Growth Fund
                                               ---------------------------------------------------
                                               Institutional Class Shares    Investor Class Shares
                                                 September 29, 2000(1)       September 29, 2000(1)
                                                        through                     through
                                                   December 31, 2000           December 31, 2000
                                               ---------------------------------------------------
Per Share Data:
  Net asset value, beginning of period                 $    10.00                   $ 10.00
                                                       ----------                   -------

Income from investment operations:
  Net investment income                                      0.00                      0.00
  Net realized and unrealized (losses) on
     investments                                            (0.42)                    (0.43)
                                                       ----------                   -------
  Total from investment operations                          (0.42)                    (0.43)
                                                       ----------                   -------

Less distributions:
  Dividends from net investment income                      (0.00)(7)                  0.00
  Distributions from net realized gains                     (0.00)(7)                 (0.00)(7)
                                                       ----------                   -------
  Total distributions                                       (0.00)                    (0.00)
                                                       ----------                   -------
Net asset value, end of period                         $     9.58                   $  9.57
                                                       ==========                   =======

Total return(2)                                            (4.15%)                   (4.28%)

Supplemental data and ratios:
  Net assets, end of period                            $9,623,337                   $42,288
  Ratio of expenses to average net
     assets(3)                                              0.85%(5)                  1.10%(6)
  Ratio of net investment income to average
     net assets(3)                                          0.13%(5)                 (0.12%)(6)
  Portfolio turnover rate(4)                                4.38%                     4.38%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Without fees waived, ratios of net expenses to average net assets for the period ended December 31, 2000 would have been 2.94%; and the ratios of net investment income to average net assets would have been (1.97%).
(6) Without fees waived, ratios of net expenses to average net assets for the period ended December 31, 2000 would have been 3.19%; and the ratios of net investment income to average net assets would have been (2.22%).
(7) Amount of dividends and distributions paid is less than $0.01.

                     See notes to the financial statements

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                Baird MidCap Fund
                                               ---------------------------------------------------
                                               Institutional Class Shares    Investor Class Shares
                                                  December 29, 2000(1)       December 29, 2000(1)
                                                        through                     through
                                                   December 31, 2000           December 31, 2000
                                               ---------------------------------------------------
Per Share Data:
  Net asset value, beginning of period                 $    10.00                    $10.00
                                                       ----------                    ------

Income from investment operations:
  Net investment loss                                       (0.00)(7)                 (0.00)(7)
  Net realized and unrealized (losses) on
     investments                                            (0.30)                    (0.30)
                                                       ----------                    ------
  Total from investment operations                          (0.30)                    (0.30)
                                                       ----------                    ------

Less distributions:
  Dividends from net investment income                       0.00                      0.00
  Distributions from net realized gains                      0.00                      0.00
                                                       ----------                    ------
  Total distributions                                        0.00                      0.00
                                                       ----------                    ------
Net asset value, end of period                         $     9.70                    $ 9.70
                                                       ==========                    ======

Total return(2)                                            (3.00%)                   (3.00%)

Supplemental data and ratios:
  Net assets, end of period                            $7,853,228                    $   10
  Ratio of expenses to average net
     assets(3)                                              1.25%(5)                  1.50%(6)
  Ratio of net investment loss to average
     net assets(3)                                         (1.25%)(5)                (1.50%)(6)
  Portfolio turnover rate(4)                                   0%                        0%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Without fees waived, ratios of net expenses to average net assets for the period ended December 31, 2000 would have been 2.78%; and the ratios of net investment income to average net assets would have been (2.78%).
(6) Without fees waived, ratios of net expenses to average net assets for the period ended December 31, 2000 would have been 3.03%; and the ratios of net investment income to average net assets would have been (3.03%).
(7) Amount of net investment loss is less than $0.01.

                       See notes to financial statements

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 NOTES TO THE FINANCIAL STATEMENTS    DECEMBER 31, 2000

                           BAIRD HORIZON GROWTH FUND
                               BAIRD MIDCAP FUND

1. ORGANIZATION

Baird Funds, Inc. ("Corporation") was incorporated on June 9, 2000 as a Wisconsin Corporation and is registered under the Investment Company Act of 1940 ("1940 Act"). The accompanying financial statements include the Baird Horizon Growth Fund and the Baird MidCap Fund (each a "Fund" and collectively the "Funds"), two of the seven portfolios comprising the Corporation. Pursuant to the 1940 Act, the Funds are "diversified" series of the Corporation. Two series, the Baird Short-Term Bond Fund and the Baird Intermediate Municipal Bond Fund, are not presently being offered to investors. The investment objectives of the Baird Horizon Growth Fund and Baird MidCap Fund are set forth below.

The Baird Horizon Growth Fund commenced operations with the sale of both Institutional and Investor Class Shares on September 29, 2000. The investment objective of the Baird Horizon Growth Fund is to seek long-term growth of capital through investments in equity securities of large-capitalization companies.

The Baird MidCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on December 29, 2000. The investment objective of the Baird MidCap Fund is to seek long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Funds have issued two classes of shares: Institutional Class Shares and Investor Class Shares. The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.

On December 31, 2000, one shareholder related to the investment advisor held approximately 99% of the Institutional Class Shares of the Baird Horizon Growth Fund and one shareholder related to the investment advisor held 100% of both the Institutional and Investor Class Shares of the Baird MidCap Fund.

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 NOTES TO THE FINANCIAL STATEMENTS    DECEMBER 31, 2000
                           BAIRD HORIZON GROWTH FUND
                               BAIRD MIDCAP FUND

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation -- Common stocks that are listed on a security exchange or quoted on the NASDAQ are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. If such securities were not traded on the valuation date they are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Investments in open-end mutual funds are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors.

b) Foreign Securities -- Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c) Federal Income Taxes -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

d) Distributions to Shareholders -- Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

e) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 NOTES TO THE FINANCIAL STATEMENTS    DECEMBER 31, 2000
                           BAIRD HORIZON GROWTH FUND
                               BAIRD MIDCAP FUND

2. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f) Other -- Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

3. CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund:

BAIRD HORIZON GROWTH FUND

                                 Period Ended
                               December 31, 2000
                            -----------------------
INSTITUTIONAL CLASS SHARES       $         Shares
---------------------------------------------------
Shares sold                 $11,327,000   1,140,071
Shares issued through
  reinvestment of
  dividends                       5,394         570
Shares redeemed              (1,316,473)   (137,276)
                            -----------   ---------
Net Increase                $10,015,921   1,003,365
                            ===========
Shares Outstanding:
  Beginning of period                         1,250
                                          ---------
  End of period                           1,004,615
                                          =========
                                 Period Ended
                              December 31, 2000
                            -----------------------
  INVESTOR CLASS SHARES         $          Shares
---------------------------------------------------
Shares sold                 $    30,250       3,170
Shares issued through
  reinvestment of
  dividends                          10           1
Shares redeemed                      --          --
                            -----------   ---------
Net Increase                $    30,260       3,171
                            ===========
Shares Outstanding:
  Beginning of period                         1,250
                                          ---------
  End of period                               4,421
                                          =========

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 NOTES TO THE FINANCIAL STATEMENTS    DECEMBER 31, 2000
                           BAIRD HORIZON GROWTH FUND
                               BAIRD MIDCAP FUND

3. CAPITAL SHARE TRANSACTIONS (CONT.)

BAIRD MIDCAP FUND

                                  Period Ended
                               December 31, 2000
                              --------------------
 INSTITUTIONAL CLASS SHARES       $        Shares
--------------------------------------------------
Shares sold                   $8,099,990   809,999
Shares redeemed                       --        --
                              ----------   -------
Net Increase                  $8,099,990   809,999
                              ==========
Shares Outstanding:
  Beginning of period                           --
                                           -------
  End of period                            809,999
                                           =======
                                  Period Ended
                               December 31, 2000
                              --------------------
   INVESTOR CLASS SHARES          $        Shares
--------------------------------------------------
Shares sold                   $       10         1
Shares redeemed                       --        --
                              ----------   -------
Net Increase                  $       10         1
                              ==========
Shares Outstanding:
  Beginning of period                           --
                                           -------
  End of period                                  1
                                           =======

4. INVESTMENT TRANSACTIONS

During the period ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                Baird Horizon       Baird
                                                 Growth Fund     MidCap Fund
                                                ----------------------------
Purchases:                                       $10,142,050     $7,289,615
Sales:                                           $   410,667     $       --

At December 31, 2000, gross unrealized appreciation and depreciation of investments for federal tax purposes were as follows:

                              Cost for Federal    Tax Basis Gross    Tax Basis Gross    Tax Basis Net
                                 Income Tax         Unrealized         Unrealized        Unrealized
                                  Purposes         Appreciation       Depreciation      Depreciation
                              -----------------------------------------------------------------------
Baird Horizon Growth Fund       $10,020,413          $683,803          $1,027,733         $343,930
Baird MidCap Fund               $ 7,289,615          $    564          $  246,520         $245,956

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000 the

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 NOTES TO THE FINANCIAL STATEMENTS    DECEMBER 31, 2000
                           BAIRD HORIZON GROWTH FUND
                               BAIRD MIDCAP FUND

4. INVESTMENT TRANSACTIONS (CONT.)

Baird Horizon Growth Fund elected to defer capital losses occurring between November 1, 2000 and December 31, 2000 in the amount of $61,597.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Robert W. Baird & Co. Incorporated (the "Advisor"). Pursuant to the advisory agreement with the Funds, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird Horizon Growth Fund and 0.75% for the Baird MidCap Fund as applied to the respective Fund's average daily net assets. Certain officers of the Advisor are also officers of the Funds.

For the fiscal period ending December 31, 2000, the Advisor agreed to waive its investment advisory fee and/or reimburse the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that each Fund's operating expenses do not exceed the following amounts:

                                 Institutional Class Shares    Investor Class Shares
                                 ---------------------------------------------------
Baird Horizon Growth Fund                  0.75%                       1.00%
Baird MidCap Fund                          1.25%                       1.50%

The Advisor agreed to lower the expense caps as reflected in the above table for the Baird Horizon Growth Fund effective October 17, 2000 in a supplement to the Fund's prospectus. Prior to October 17, 2000, the Advisor capped expenses as follows:

                                 Institutional Class Shares    Investor Class Shares
                                 ---------------------------------------------------
Baird Horizon Growth Fund                  1.40%                       1.65%

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total annual Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the period from September 29, 2000 (Baird Horizon Growth Fund) and December 29, 2000 (Baird MidCap Fund) through December 31, 2000, the Advisor reimbursed/absorbed $50,141 and $986 for the Baird Horizon Growth Fund and Baird MidCap Fund, respectively. These reimbursed/absorbed expenses are subject to recovery by the Advisor until December 31, 2003. During the period prior to commencement

BAIRD FUNDS, INC.
--------------------------------------------------------------------------------
 NOTES TO THE FINANCIAL STATEMENTS    DECEMBER 31, 2000
                           BAIRD HORIZON GROWTH FUND
                               BAIRD MIDCAP FUND

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS (CONT.)

of operations, the Advisor absorbed $7,405 of organizational expenses of the Baird Horizon Growth Fund.

Firstar Mutual Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

Robert W. Baird and Co. Incorporated (the "Distributor") is the sole distributor of the Funds pursuant to a distribution agreement.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird Horizon Growth Fund and Baird MidCap Fund for the year ended December 31, 2000, were $24 and $0, respectively.

6. DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan allows the Funds to reimburse the Distributor for a portion of the costs incurred in distributing the Funds' Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Funds' Investor Class Shares. The Baird Horizon Growth Fund and the Baird MidCap Fund incurred $20 and $0, respectively, in fees pursuant to the Plan for the period ended December 31, 2000.

7. RECENT FINANCIAL REPORTING PRONOUNCEMENT

In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds presently intend to adopt the Guide's provisions for the year ending December 31, 2001, and do not expect the adoption of the new guide to have a significant effect on their recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

                      (This page intentionally left blank)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Baird Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baird Horizon Growth Fund and Baird MidCap Fund (two of the portfolios constituting Baird Funds, Inc., hereafter referred to as the "Funds") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 9, 2001

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

                                BAIRD FUNDS, INC.

                     c/o Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                                 1-866-44BAIRD

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BOARD OF DIRECTORS

G. Frederick Kasten, Jr. (chairman)
John W. Feldt
George C. Kaiser
Stephen A. Roell

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INVESTMENT ADVISOR

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

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ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

Firstar Mutual Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

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CUSTODIAN

Firstar Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202
LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

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INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin 53202

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DISTRIBUTOR

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

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